FOR IMMEDIATE RELEASE	CONTACTS: Diane Merdian
Redwood Trust, Inc.	(415) 380-2331
Thursday, November 3, 2011
Mike McMahon
(415) 384-3805

REDWOOD TRUST REPORTS THIRD QUARTER 2011 RESULTS

MILL VALLEY, CA – November 3, 2011 – Redwood Trust, Inc. (NYSE:RWT) today reported net income for the third quarter of 2011 of $1 million, or $0.01 per fully diluted share. This compares to net income of $9 million, or $0.11 per fully diluted share, for the second quarter of 2011, and net income of $20 million, or $0.25 per fully diluted share, for the third quarter of 2010.

Redwood also reported estimated taxable income of $6 million, or $0.07 per share, during the third quarter of 2011.  This compares to an estimated taxable loss of less than $1 million, or less than $0.01 per share, for the second quarter of 2011, and a taxable loss of $9 million, or $0.11 per share, for the third quarter of 2010.

At September 30, 2011, GAAP book value was $12.22 per share, a decrease of $0.82 per share from June 30, 2011. Management’s estimate of non-GAAP economic value was $13.33 per share, a decrease of $0.48 per share from June 30, 2011.  See page 9 for a reconciliation of our estimate of non-GAAP economic book value per share to GAAP book value per share.

During the third quarter of 2011, Redwood acquired $405 million of residential mortgage loans through its residential conduit, originated $27 million of commercial loans, and acquired $44 million of residential securities.

Additional information on Redwood’s business, financial results, and non-GAAP metrics is available in The Redwood Review, which is available on Redwood’s website at www.redwoodtrust.com, and in Redwood’s most recent Quarterly Report on Form 10-Q, which is filed with the Securities and Exchange Commission, and which is also available on Redwood’s website.

Cautionary Statement:  This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” “seek,” “plan” and similar expressions or their negative forms, or by references to strategy, plans, or intentions. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our most recent Annual Report on Form 10-K under the caption “Risk Factors.” Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the Securities and Exchange Commission (SEC), including reports on Forms 10-Q and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

REDWOOD TRUST, INC.

Consolidated Income Statements(1)	Third	Second	First	Fourth	Third
($ in millions, except share data)	Quarter	Quarter	Quarter	Quarter	Quarter
	2011	2011	2011	2010	2010

Interest income	$53	$53	$54	$56	$59
Interest expense	(24)	(24)	(22)	(22)	(24)
Net interest income	29	29	32	34	35
Provision for loan losses	(4)	(2)	(3)	(8)	(2)
Market valuation adjustments, net	(13)	(11)	(6)	-	(2)
Net interest income after provision and market valuation adjustments	12	17	24	26	31
Operating expenses	(12)	(12)	(12)	(13)	(12)
Realized gains on sales and calls, net	1	6	4	2	2
Provision for income taxes	-	-	-	-	-
Net income	1	10	16	15	21
Less: Net income (loss) attributable to noncontrolling interest	-	1	(2)	-	1
Net Income Attributable to Redwood Trust, Inc.	$1	$9	$18	$15	$20

Average diluted shares (thousands)	78,471	79,478	79,372	78,944	78,961
Diluted earnings per share	$0.01	$0.11	$0.22	$0.18	$0.25
Regular dividends declared per common share	$0.25	$0.25	$0.25	$0.25	$0.25

(1) Certain totals may not foot due to rounding.

REDWOOD TRUST, INC.

Consolidated Income Statements(1)	Nine Months Ended
($ in millions, except share data)	September 30,
	2011	2010

Interest income	$161	$174
Interest expense	(70)	(63)
Net interest income	91	111
Provision for loan losses	(8)	(16)
Market valuation adjustments, net	(30)	(20)
Net interest income after provision and market valuation adjustments	52	75
Operating expenses	(35)	(41)
Realized gains on sales and calls, net	11	62
Provision for income taxes	-	-
Net income	28	96
Less: Net (loss) income attributable to noncontrolling interest	(1)	1
Net Income Attributable to Redwood Trust, Inc.	$29	$95

Average diluted shares (thousands)	78,276	78,764
Diluted earnings per share	$0.35	$1.18
Regular dividends declared per common share	$0.75	$0.75

(1) Certain totals may not foot due to rounding.

REDWOOD TRUST, INC.

Consolidated Balance Sheets(1)	30-Sep	30-Jun	31-Mar	31-Dec	30-Sep
($ in millions, except share data)	2011	2011	2011	2010	2010

Residential real estate loans	$4,158	$3,860	$3,796	$3,797	$3,733
Commercial real estate loans	111	84	62	50	19
Real estate securities, at fair value:
Trading securities	278	297	322	330	310
Available-for-sale securities	755	741	782	825	798
Cash and cash equivalents	133	80	220	47	189
Other assets	119	103	101	95	113
Total Assets	$5,554	$5,165	$5,283	$5,144	$5,162

Short-term debt	$-	$41	$-	$44	$-
Other liabilities	163	119	104	123	163
Asset-backed securities issued	4,293	3,839	3,957	3,761	3,832
Long-term debt	140	140	140	140	140
Total liabilities	4,595	4,138	4,201	4,068	4,135

Stockholders’ equity	959	1,025	1,075	1,065	1,016
Noncontrolling interest	-	2	7	11	11
Total equity	959	1,027	1,082	1,076	1,027

Total Liabilities and Equity	$5,554	$5,165	$5,283	$5,144	$5,162

Shares outstanding at period end (thousands)	78,495	78,555	78,139	78,125	77,984
GAAP book value per share	$12.22	$13.04	$13.76	$13.63	$13.02

(1) Certain totals may not foot due to rounding. See notes to consolidating balance sheet on page 6.

REDWOOD TRUST, INC.

The following tables show the estimated effect that Redwood (Parent), New Sequoia, and our Other Consolidated Entities had on GAAP income for the three and nine months ended September 30, 2011.

Consolidating Income Statement(1)
Three Months Ended September 30, 2011 ($ in millions)	Redwood (Parent) (2)	New Sequoia	Other Consolidated Entities	Intercompany Adjustments	Redwood Consolidated

Interest income	$18	$5	$23	$-	$45
Net discount (premium) amortization	10	-	(2)	-	8
Total interest income	28	5	21	-	53
Interest expense	(4)	(4)	(17)	-	(24)
Net interest income	25	1	4	-	29
Provision for loan losses	-	-	(4)	-	(4)
Market valuation adjustments, net	(12)	-	(1)	-	(13)
Net interest income (loss) after provision and market valuation adjustments	12	1	(1)	-	12
Operating expenses	(11)	-	-	-	(12)
Realized gains on sales and calls, net	1	-	1	-	1
Income from New Sequoia	1	-	-	(1)	-
Loss from Other Consolidated Entities	(1)	-	-	1	-
Noncontrolling interest	-	-	-	-	-
Provision for income taxes	-	-	-	-	-
Net Income (Loss)	$1	$1	$(1)	$-	$1

Consolidating Income Statement(1)
Nine Months Ended September 30, 2011 ($ in millions)	Redwood (Parent) (2)	New Sequoia	Other Consolidated Entities	Intercompany Adjustments	Redwood Consolidated

Interest income	$50	$12	$72	$-	$134
Net discount (premium) amortization	32	-	(5)	-	27
Total interest income	82	12	67	-	161
Interest expense	(9)	(10)	(51)	-	(70)
Net interest income	74	2	15	-	91
Provision for loan losses	-	-	(8)	-	(8)
Market valuation adjustments, net	(18)	-	(12)	-	(30)
Net interest income (loss) after provision and market valuation adjustments	55	2	(5)	-	52
Operating expenses	(35)	-	-	-	(35)
Realized gains (losses) on sales and calls, net	12	-	(1)	-	11
Income from New Sequoia	2	-	-	(2)	-
Loss from Other Consolidated Entities	(4)	-	-	4	-
Noncontrolling interest	-	-	1	-	1
Provision for income taxes	-	-	-	-	-
Net Income (Loss)	$29	$2	$(4)	$3	$29

(1) Certain totals may not foot due to rounding.

(2) The interest income and interest expense related to the resecuritization we engaged in during the third quarter of 2011 are included in Redwood (Parent).

REDWOOD TRUST, INC.

We present this table to highlight the impact that Redwood (Parent), New Sequoia, and our Other Consolidated Entities had on our GAAP balance sheet at September 30, 2011.

Consolidating Balance Sheet(1)
September 30, 2011			Other
($ in millions)	Redwood	New	Consolidated	Intercompany	Redwood
	(Parent) (2)	Sequoia (3)	Entities	Adjustments	Consolidated

Residential real estate loans	$229	$743	$3,186	$-	$4,158
Commercial real estate loans	98	-	13	-	111
Real estate securities, at fair value:
Trading securities	22	-	256	-	278
Available-for-sale securities	755	-	-	-	755
Cash and cash equivalents	133	-	-	-	133
Investment in New Sequoia	54	-	-	(54)	-
Investment in Other Consolidated Entities	48	-	-	(48)	-
Total earning assets	1,339	743	3,455	(102)	5,435
Other assets	77	7	36	-	119
Total Assets	$1,416	$750	$3,491	$(102)	$5,554

Short-term debt	$-	$-	$-	$-	$-
Other liabilities	85	2	75	-	163
Asset-backed securities issued	232	693	3,368	-	4,293
Long-term debt	140	-	-	-	140
Total liabilities	457	696	3,443	-	4,595

Stockholders’ equity	959	54	48	(102)	959
Noncontrolling interest	-	-	-	-	-
Total equity	959	54	48	(102)	959

Total Liabilities and Equity	$1,416	$750	$3,491	$(102)	$5,554

(1) Certain totals may not foot due to rounding. Certain Sequoia and Acacia securitization entities and the resecuritization we engaged in during the third quarter of 2011 are treated as secured borrowing transactions for GAAP and we are required under GAAP to consolidate the assets and liabilities of these securitization entities. However, the securitized assets of these entities are not available to Redwood. Similarly, the liabilities of these entities are obligations payable only from the cash flow generated by their securitized assets and are not legal obligations of Redwood.

(2) The consolidating balance sheet presents the assets and liabilities of the resecuritization we engaged in during the third quarter of 2011 under Redwood (Parent), although these assets and liabilities are owned by the resecuritization entity and are legally not ours and we own only the securities and interests that we acquired from the resecuritization entity. At September 30, 2011, the resecuritization accounted for $350 million of available-for-sale securities and $232 million of asset-backed securities issued and our investment in this resecuritization is reflected in the difference between these assets and liabilities.

(3) The consolidating balance sheet presents the New Sequoia securitization entities separately from Other Consolidated Entities (Sequoia entities issued prior to 2010 and Acacia entities) to highlight our renewed focus on growing our core business of creating residential credit investments. As we complete additional securitizations, we expect New Sequoia securitization entities to represent a larger portion of our consolidated balance sheet as prior Sequoia securitization entities continue to pay down.

REDWOOD TRUST, INC.

Tax / GAAP Differences(1)
Three Months Ended September 30, 2011
($ in millions, except per share data)
	Tax (Est.)	GAAP	Differences
Interest income	$33	$53	$(20)
Interest expense	(5)	(24)	20
Net Interest Income	29	29	(0)
Provision for loan losses	-	(4)	4
Realized credit losses	(12)	-	(12)
Market valuation adjustments, net	-	(13)	13
Operating expenses	(11)	(12)	-
Realized gains on sales and calls, net	-	1	(1)
Provision for income taxes	-	-	-
Less: Net loss attributable to noncontrolling interest	-	-	-
Net Income	$6	$1	$4

Income per share	$0.07	$0.01	$0.06

Tax / GAAP Differences(1)
Nine Months Ended September 30, 2011
($ in millions, except per share data)
	Tax (Est.)	GAAP	Differences
Interest income	$97	$161	$(64)
Interest expense	(10)	(70)	60
Net Interest Income	87	91	(4)
Provision for loan losses	-	(8)	8
Realized credit losses	(43)	-	(43)
Market valuation adjustments, net	-	(30)	30
Operating expenses	(34)	(35)	1
Realized gains on sales and calls, net	-	11	(11)
Provision for income taxes	-	-	-
Less: Net loss attributable to noncontrolling interest	-	(1)	1
Net Income	$10	$29	$(19)

Income per share	$0.13	$0.35	$(0.22)

(1) Certain totals may not foot due to rounding.

Taxable income for 2011 is an estimate until we file our 2011 tax return.

Taxable income per share is based on the number of shares outstanding at the end of each quarter.  The taxable income per share for the nine months ended September 30, 2011 is the sum of the three quarterly per share estimates.

The proportion of our 2011 dividends that will be characterized as ordinary income and return of capital will be determined at the end of 2011.  To the extent the REIT has taxable income or net capital gains in 2011, a proportionate amount of our 2011 dividends will be characterized as ordinary income.  The portion of Redwood's 2011 dividends characterized as a return of capital is not taxable to a shareholder and reduces a shareholder's basis in shares held at each quarterly distribution date.

REDWOOD TRUST, INC.

Book Value Per Share (1)
($ in millions, except per share data)
	September 30, 2011	June 30, 2011
Cash and cash equivalents	$133	$80

Real estate loans at Redwood
Residential	229	205
Commercial	98	71
Subtotal real estate loans	327	276
Real estate securities at Redwood
Residential (2)	770	754
Commercial	6	6
CDO	1	1
Subtotal real estate securities	777	761
Investments in Sequoia entities	101	90
Investments in Acacia entities	1	1
Investments in the Fund	-	3
Other assets (3)	77	39
Total assets	1,416	1,250

Short-term debt	-	(41)
Long-term debt	(140)	(140)
Asset-backed securities issued - Resecuritization (2)	(232)	-
Other liabilities (4)	(85)	(44)
Stockholders' Equity	$959	$1,025

Book Value Per Share	$12.22	$13.04

(1) This table presents our assets and liabilities as reported under GAAP and as adjusted to reflect our investments in the Redwood Opportunity Fund, L.P. (the Fund) and in Sequoia and Acacia securitization entities in separate line items, reflecting the reality that the underlying assets and liabilities owned by these entities are legally not ours. We own only the securities and interests that we have acquired from these entities. Certain totals may not foot due to rounding.

(2) The assets and liabilities of the resecuritization we engaged in during the third quarter of 2011 are included in Real estate securities at Redwood - Residential and Asset-backed securities issued - Resecuritization, respectively, although these assets and liabilities are owned by the resecuritization entity and are legally not ours and we own only the securities and interests that we acquired from the resecuritization entity. At September 30, 2011, the resecuritization accounted for $350 million of real estate securities and $232 million of asset-backed securities issued and our investment in this resecuritization is reflected in the difference between these assets and liabilities.

(3) At September 30, 2011, other assets were comprised of $4 million of accrued interest receivable, $57 million of margin receivable, and $16 million of other assets. At June 30, 2011, other assets were comprised of $5 million of accrued interest receivable, $24 million of margin receivable, and $10 million of other assets.

(4) At September 30, 2011, other liabilities were comprised of dividends payable of $20 million, $58 million of derivative liabilities, and accrued interest and other liabilities of $7 million. At June 30, 2011, other liabilities were comprised of dividends payable of $20 million, $15 million of derivative liabilities, and accrued interest and other liabilities of $9 million.

REDWOOD TRUST, INC.

Reconciliation of Economic Book Value Per Share to GAAP Book Value Per Share:

As reported in this earnings release, our estimate of non-GAAP economic book value per share was $13.33 at September 30, 2011, a decrease of $0.48 from $13.81 at June 30, 2011.

As of September 30, 2011, there was a $1.11 per share difference between our estimate of economic book value per share and GAAP book value per share. The difference was primarily a result of $1.06 per share related to an economic valuation of our long-term debt of $57 million, which was $83 million below the unamortized cost basis used to determine GAAP book value. An additional $0.06 per share of this difference relates to an economic valuation of our net investment in Sequoia of $106 million, which was $5 million above the unamortized cost basis used to determine GAAP book value. These amounts were offset by $0.01 per share relating to an economic valuation of our net investment in the resecuritization we engaged in during the third quarter of 2011, which was $1 million above the unamortized cost basis used to determine GAAP book value.

As of June 30, 2011, there was a $0.77 per share difference between our estimate of economic book value per share and GAAP book value per share. The difference was primarily a result of $0.78 per share related to an economic valuation of our long-term debt of $78 million, which was $62 million below the unamortized cost basis used to determine GAAP book value. This was offset by $0.01 per share related to an economic valuation of our net investment in Sequoia of $89 million, which was $1 million below the estimated cost basis used to determine GAAP book value.

REDWOOD TRUST, INC.

Sources and Uses of Cash (1)
($ in millions)
	Three Months Ended
	September 30, 2011	June 30, 2011
Beginning cash balance	$80	$220
Sources of cash(2)
Loans at Redwood - principal and interest	11	5
Proceeds from New Sequoia securitization	379	-
Proceeds from resecuritization	243	-
Securities at Redwood - principal and interest
Residential senior	28	30
Residential re-REMIC	2	1
Residential subordinate	7	8
Commercial and CDO	1	1
Sales of securities(3)	-	14
Investments in Consolidated Entities(1)	11	16
Short-term debt	-	41
Changes in working capital	2	-
Total sources of cash	684	116

Uses of cash
Acquisitions of residential loans	(405)	(152)
Origination of commercial loans	(27)	(29)
Acquisitions of securities(4)	(48)	(29)
Investment in New Sequoia	(19)	-
Short-term debt repayment	(41)	-
Cash operating expenses	(10)	(12)
Margin posted, net	(33)	(11)
Derivative pair-off	(9)	-
Interest expense on long-term debt	(2)	(2)
ABS issued - principal and interest	(14)	-
Dividends	(20)	(20)
Common share repurchase	(3)	-
Changes in working capital	-	(1)
Total uses of cash	(631)	(256)

Net sources (uses) of cash	53	(140)
Ending Cash Balance	$133	$80

(1) The sources and uses of cash in the table above are derived from our GAAP Consolidated Statements of Cash Flow by aggregating and netting cash flow in a manner consistent with the way management analyzes it. This table excludes the gross cash flow generated by our Sequoia and Acacia securitization entities and the Fund (cash flow that is not available to Redwood), but does include the cash flow distributed to Redwood as a result of our investments in these entities. Sources of cash from residential securities include the cash received from the securities that were included in the resecuritization we engaged in during the third quarter of 2011, and ABS issued - principal and interest reflect payments in respect of ABS issued in that resecuritization. The beginning and ending cash balances presented in the table above are GAAP amounts. Certain totals may not foot due to rounding.

(2) Cash flow from securities and investments can be volatile from quarter to quarter depending on the level of invested capital, the timing of credit losses, acquisitions, sales, and changes in prepayments and interest rates. Therefore, (i) cash flow generated by these investments in a given period is not necessarily reflective of the long-term economic return we will earn from these investments; and, (ii) it is difficult to determine what portion of the cash received from an investment is a return “of” principal and what portion is a return “on” principal in a given period.

(3) Total sales of securities in the second quarter of 2011 were $9 million, all of which settled during the quarter. Securities sales of $5 million made in the first quarter that did not settle until early April are reflected in the second quarter.

(4) Total acquisitions of securities in the second quarter of 2011 were $33 million. Securities acquisitions of $4 million made in the second quarter that settled in July are reflected in the third quarter. There were no unsettled trades at the end of the third quarter.